Exhibit 32


                Certification Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002


Written Statement of Chief Executive Officer and Chief Financial Officer

         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 filed by GTSI Corp. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of GTSI Corp.



Dated:  May 10, 2004           /s/ DENDY YOUNG
                               -------------------------------------------------
                               Dendy Young
                               Chairman and Chief Executive Officer


         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 filed by GTSI Corp. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of GTSI Corp.

Dated:  May 10, 2004           /s/ THOMAS A. MUTRYN
                               -------------------------------------------------
                               Thomas A. Mutryn
                               Chief Financial Officer and Senior Vice President


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